UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): June 29, 2006

                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                       0-16132                 22-2711928
-----------------------------   ------------------------   ---------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

          86 Morris Avenue, Summit, New Jersey                    07901
--------------------------------------------------------   ---------------------
        (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (908) 673-9000

-------------------------------------------------------------------
   (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

On June 29, 2006, Celgene Corporation announced that the U.S. Food and Drug Administration has granted approval for its Supplemental New Drug Application for an additional indication for REVLIMID(R) (lenalidomide), for use in combination with dexamethasone as a treatment for patients with multiple myeloma who have received at least one prior therapy. Attached hereto and incorporated by reference as Exhibit 99.1 is the press release announcing such information.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

          (d)  Exhibit 99.1 - Press Release Dated June 29, 2006



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CELGENE CORPORATION



Date:  June 29, 2006                    By:   /s/ Robert J. Hugin
----------------------                  ----------------------------
                                        Name:  Robert J. Hugin
                                        Title: President and
                                        Chief Operating Officer